OPERATIONS	12 Months Ended
Dec. 31, 2017
Disclosure of Operations [Abstract]
Disclosure of basis of consolidation [text block]
1	OPERATIONS

Credicorp Ltd. (hereinafter “Credicorp” or “the Group”) is a limited liability company incorporated in Bermuda in 1995 to act as a holding company and to coordinate the policies and administration of its subsidiaries. It is also engaged in investing activities.

Credicorp Ltd., through its banking and non-banking subsidiaries and its associate Entidad Prestadora de Salud, provides a wide range of financial, insurance and health services and products mainly throughout Peru and in certain other countries (See Note 3(b)). Its major subsidiary is Banco de Crédito del Perú (hereinafter “BCP” or the “Bank”), a Peruvian universal bank. Credicorp’s address is Clarendon House 2 Church Street Hamilton, Bermuda; likewise, administration offices of its representative in Peru are located in Calle Centenario Nº156, La Molina, Lima, Peru.

Credicorp is listed on the Lima and New York stock exchanges.

These consolidated financial statements were approved at the March 28, 2018 General Shareholder’s Meeting.  The Company evaluated events or transactions that may have occurred between March 28, 2018 and April 24, 2018 for potential recognition or disclosures. No significant events or transactions were identified, except for the events indicated in: (i) Note 3(ad) on the impacts of IFRS 9, (ii) Note 17(e) on the agreement to declare a cash dividend, and (iii) Note 34 on subsequent events, which were approved by Management and in the Audit Committee held on April 24, 2018.

Further, there are no significant events or transactions between April 24 and 26, 2018 that were identified.